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                                                                    EXHIBIT 4(d)
                                                                    ------------

      Specimen of Common Stock Certificate of Judge Imaging Systems, Inc.
      -------------------------------------------------------------------

NUMBER         [GRAPHIC IMAGE OF AN AMERICAN EAGLE APPEARS HERE]          SHARES

                          JUDGE IMAGING SYSTEMS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         10,000,000 SHARES COMMON STOCK

                                                                   COMMON
This                                                               STOCK
Certifies                                                      SEE REVERSE FOR
that                                                         CERTAIN DEFINITIONS

is the
owner
of

        FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.01 PER SHARE,
                            OF THE COMMON STOCK OF

                          JUDGE IMAGING SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file at the office of the Corporation) to all of which the holder of this certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
          SECRETARY            [Corporate Seal]          CHIEF EXECUTIVE OFFICER
                                    [1996]

[The following is printed horizontally on the right side of the certificate:]

COUNTERSIGNED AND REGISTERED
REGISTRAR & TRANSFER COMPANY
              (CRANFORD NJ)
TRANSFER AGENT AND REGISTRAR

BY               AUTHORIZED SIGNATURE